Exhibit 99.2

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (the “Company’s”) earnings release contains non-GAAP financial measures. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. Management encourages readers to rely upon the GAAP numbers, but includes the non-GAAP financial measures as supplemental metrics to assist readers. Definitions of the non-GAAP financial measures are included in the earnings release.

Non-GAAP operating earnings and presentations derived from it (growth rate calculation). The Company presents the non-GAAP financial measure “non-GAAP operating earnings” and presentations derived from this measure. This non-GAAP financial measure excludes special items and impairments, (gain)/loss on sale of assets and other, net.

The Company classifies restructuring charges, acquisition integration charges and certain litigation and other items as special items. A restructuring activity is a program whereby the Company fundamentally changes its operations such as closing facilities, moving a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial re-alignment of the management structure of a business unit in response to changing market conditions. Restructuring charges are recorded in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” Under SFAS No. 146, a liability is measured at its fair value and recognized as incurred.

Acquisition integration charges include costs to integrate acquired companies. Upon acquisition, certain integration charges are included within the purchase price allocation in accordance with SFAS No. 141, “Business Combinations,” and other integration charges are recognized as special items as incurred.

The Company recognizes income from the favorable outcome of legal settlements, judgments or other resolution of legal and regulatory matters as special items on the consolidated financial statements when the associated cash or assets are received. Generally, expenses due to the unfavorable outcome of legal settlements, judgments or other resolution of legal and regulatory matters (“litigation settlement losses”) are charged to the segment to which the matter relates and, as a result, are classified as selling, general and administrative expenses on the Company’s consolidated financial statements. In certain circumstances, significant litigation settlement losses are classified in special items on the consolidated statement of earnings. Factors considered in determining whether a particular litigation settlement loss should be classified in special items include the size of settlement, the nature of the matter (i.e., significant matters that are infrequent, non-recurring or unusual in nature are classified as special items), the age of the matter and the pervasiveness of the matter to the entire organization. The Company also classifies legal fees and document preservation and production costs incurred in connection with the previously-disclosed SEC investigation and related Audit Committee internal review and related matters as special items. For information regarding these investigations, see the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as amended.

The Company classifies certain asset impairments related to restructurings in special items. Asset impairments and gains and losses from the sale of assets not eligible to be classified as special items or discontinued operations are classified within impairments, (gain)/loss on sale of assets and other, net within the consolidated statements of earnings.

For further discussion of items classified as special items and impairments, (gain)/loss on sale of assets and other, net, see the notes to the consolidated financial statements contained in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.

On September 29, 2008, the Company announced that it plans to spin off most of its clinical and medical products businesses from its remaining businesses through a pro rata distribution to the Company’s shareholders (the “Planned Spin-Off”). Beginning the second quarter of fiscal 2009, this non-GAAP measure also excludes costs incurred in connection with the Planned Spin-Off that are not included in special items or impairments, (gain)/loss on sale of assets and other, net. These costs are referred to hereinafter as the “Other Spin-Off Costs.”

Management uses non-GAAP operating earnings to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that the measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with operating earnings (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing the Company’s performance, as well as the Other Spin-Off Costs.

Non-GAAP earnings from continuing operations and presentations derived from it (per share and growth rate calculations). The Company presents the non-GAAP financial measure “non-GAAP earnings from continuing operations” and presentations derived from this measure. This non-GAAP financial measure excludes special items, net of tax, and impairments, (gain)/loss on sale of assets and other, net, net of tax. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, this non-GAAP measure also excludes the Other Spin-Off Costs, net of tax.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with earnings from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing the Company’s performance, as well as the Other Spin-Off Costs.

Non-GAAP return on equity. The Company presents the non-GAAP financial measure “non-GAAP return on equity.” This non-GAAP financial measure excludes special items, net of tax, and impairments, (gain)/loss on sale of assets and other, net, net of tax, from the numerator of the calculation. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, this non-GAAP financial measure also excludes the Other Spin-Off Costs, net of tax, from the numerator of the calculation.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on equity (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing the Company’s performance, as well as the Other Spin-Off Costs.

Non-GAAP return on invested capital. The Company presents the non-GAAP financial measure “non-GAAP return on invested capital.” This non-GAAP financial measure excludes special items, net of tax, and impairments, (gain)/loss on sale of assets and other, net, net of tax, from the numerator of the calculation. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, non-GAAP financial measure also excludes the Other Spin-Off Costs, net of tax, from the numerator of the calculation.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairments, (gain)/loss on sale of assets and other, net may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on invested capital (the most comparable

GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairments, (gain)/loss on sale of assets and other, net separately and in the aggregate when reviewing the Company’s performance, as well as the Other Spin-Off Costs.

Non-GAAP effective tax rate from continuing operations. The Company presents the non-GAAP financial measure “non-GAAP effective tax rate from continuing operations.” This non-GAAP financial measure excludes special items and impairments, (gain)/loss on sale of assets and other, net from the denominator of the calculation and the tax effect of special items and impairments, (gain)/loss on sale of assets and other, net from the numerator of the calculation. See the discussion of special items and impairments, (gain)/loss on sale of assets and other, net above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items and impairments, (gain)/loss on sale of assets and other, net classifications. Beginning the second quarter of fiscal 2009, this non-GAAP financial measure excludes the Other Spin-Off Costs from the denominator of the calculation and the tax effect of the Other Spin-Off Costs from the numerator of the calculation. Management uses this non-GAAP measure to evaluate the Company’s performance because special items and impairments, (gain)/loss on sale of assets and other, net may be taxed differently than other items. The Other Spin-Off Costs are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with effective tax rate from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be lower than the most comparable GAAP measure. Management believes that investors may find this non-GAAP measure useful to evaluate the Company’s future performance because special items and impairments, (gain)/loss on sale of assets and other, net may have a different tax impact than other items, as well as the Other Spin-Off Costs.

Net debt to capital. The Company also presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents and short-term investments available for sale. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents and short-term investments available for sale are subtracted from the GAAP measure because they could be used to reduce the Company’s debt obligations.

The limitation associated with using net debt is that it subtracts cash and equivalents and short-term investments available for sale and therefore may imply that there is less Company debt than the most comparable GAAP measure indicates. This limitation is best addressed by using net debt in combination with debt because net debt may be lower than the most comparable GAAP measure. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.